SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 29, 2010

Date of Report (Date of earliest event reported)

Northern California Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

California

(State or Other Jurisdiction of Incorporation)

000-27666	77-0421107
(Commission File Number)	(IRS Employer Identification No.)

601 Munras Avenue	93940
(Address of Principal Executive Office)	(Zip Code)

831-649-4600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Northern California Bancorp (the “Company”) files this Current Report on Form 8-K to report that the Company has entered into a written agreement (the “Agreement”) with the Federal Reserve Bank of San Francisco, effective as of October 29, 2010, pursuant to which the Company has a agreed to take the following actions:

1.         take appropriate steps to fully utilize the Company’s financial and managerial resources to serve as a source of strength to Monterey County Bank, the Company’s wholly-owned bank subsidiary (the “Bank”), including taking steps to ensure the Bank’s compliance with the Consent Order, dated September 1, 2010, between the Bank and the Federal Deposit Insurance Corporation (the “FDIC”) and any other supervisory action taken by the Bank’s federal and state regulators;

2.         refrain from declaring or paying dividends, taking dividends or any form of payment from the Bank representing a reduction in the Bank’s capital, or making any distributions of interest, principal or other sums on the Company’s subordinated debentures or trusted preferred securities absent prior regulatory approval;

3.         refrain from incurring, increasing or guaranteeing any debt or repurchasing or redeeming any shares of its stock absent prior regulatory approval;

4.         develop and submit for regulatory approval a cash flow projection of the Company’s planned sources and uses of cash for debt service, operating expenses and other purposes;

5.         comply with appropriate regulatory notice and approval requirements when appointing any new directors or senior executive officers or changing the responsibilities of any senior executive officer and comply with the limitations on indemnification and severance payments set forth in Section 18(k) of the Federal Deposit Insurance Act (12 USC 1828(i)) and Part 359 of the FDIC’s implementing regulations; and

6.         furnish written progress reports to the Federal Reserve Bank of San Francisco detailing the form and manner of any actions taken to secure compliance with the Agreement.

The description of the Agreement set forth in this Item 1.01 is qualified in its entirety by reference to the Order, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by this reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
10.1	Written Agreement by and between the Federal Reserve Bank of San Francisco and Northern California Bancorp, effective October 29, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2010	NORTHERN CALIFORNIA BANCORP

	By:	/s/ Charles T. Chrietzberg, Jr.
Charles T. Chrietzberg, Jr.
Chief Executive Officer and President